EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Idera Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Sudhir Agrawal, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement has been provided to Idera Pharmaceuticals, Inc. and will be retained by Idera Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ SUDHIR AGRAWAL

Sudhir Agrawal
Chief Executive Officer

Date: May 4, 2010

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